Item 77O Transactions effected pursuant to Rule 10f-3

1	Name of Fund: 	AAM Select Income Fund

2	Name of Security:	Anheuser Busch INBEV Fin. 3.65%,
2/1/16

3	Purchase Price per Unit:	$99.833

4	Date and Time of Purchase:	1/13/2016

5	Commission, Spread or Profit: 	0.450%

6	Amount of Securities Purchased: 	$122,795

7	Name of Managing Underwriter:	BNY Mellon Capital Markets
LLC

8	Names of Underwriting syndicate members: 	Barclays Capital
Inc., Deutsche Bank Securities, Inc., Merrill Lynch, Pierce,
		Fenner & Smith Inc., Mitsubishi UFJ Securities
(USA), Inc.,
		Santander Investment Securities Inc., Societe
Generale, Banca IMI S.p.A.,
		BNP Paribas Securities Corp., Citigroup Global
Markets Inc.,
		HSBC Securities (USA) Inc., ING Financial Markets
LLC,
		Mizuho Securities USA Inc., Rabo Securities USA,
Inc., RBS Securities Inc.,
		SMBC Nikko Capital Markets Ltd, TD Securities
(USA) LLC,
		 UniCredit Capital Markets LLC, Wells Fargo
Securities, LLC, ANZ Securities, Inc.,
		BNY Mellon Capital Markets, LLC, Commerz
Markets LLC

9	Security acquired from:	Barclays Capital Inc US

10	These transactions are reported to the Board of Trustees
quarterly,
	and executed pursuant to the provisions of Rule 10f-3 under the
1940
	Act and the Trusts procedures thereunder the Rule 10f-3
Procedures
	was effected in compliance with the Rule 10f-3 Procedures.



1	Name of Fund: 	AAM Select Income Fund

2	Name of Security: 	Anheuser Busch INBEV Fin. 4.7%,
2/1/36

3	Purchase Price per Unit:	$99.166

4	Date and Time of Purchase: 	1/13/2016

5	Commission, Spread or Profit: 	0.800%

6	Amount of Securities Purchased: 	$99,166

7	Name of Managing Underwriter:	BNY Mellon Capital Markets
LLC

8	Names of Underwriting syndicate members: 	Barclays Capital
Inc., Deutsche Bank Securities, Inc., Merrill Lynch, Pierce,
		Fenner & Smith Inc., Mitsubishi UFJ Securities
(USA), Inc.,
		Santander Investment Securities Inc., Societe
Generale, Banca IMI S.p.A.,
		BNP Paribas Securities Corp., Citigroup Global
Markets Inc.,
		HSBC Securities (USA) Inc., ING Financial Markets
LLC,
		Mizuho Securities USA Inc., Rabo Securities USA,
Inc., RBS Securities Inc.,
		SMBC Nikko Capital Markets Ltd, TD Securities
(USA) LLC,
		 UniCredit Capital Markets LLC, Wells Fargo
Securities, LLC, ANZ Securities, Inc.,
		BNY Mellon Capital Markets, LLC, Commerz
Markets LLC

9	Security acquired from: 	Merrill Lynch Pierce Fenner
& Smith Incorporated US

10	These transactions are reported to the Board of Trustees
quarterly,
	and executed pursuant to the provisions of Rule 10f-3 under the
1940
	Act and the Trusts procedures thereunder the Rule 10f-3
Procedures
	was effected in compliance with the Rule 10f-3 Procedures.



1	Name of Fund: 	AAM Select Income Fund

2	Name of Security: 	Anheuser Busch INBEV Fin. 4.9%,
2/1/46

3	Purchase Price per Unit:	$99.765

4	Date and Time of Purchase: 	1/13/2016

5	Commission, Spread or Profit: 	0.800%

6	Amount of Securities Purchased: 	$116,725

7	Name of Managing Underwriter:	BNY Mellon Capital Markets
LLC

8	Names of Underwriting syndicate members: 	Barclays Capital
Inc., Deutsche Bank Securities, Inc., Merrill Lynch, Pierce,
		Fenner & Smith Inc., Mitsubishi UFJ Securities
(USA), Inc.,
		Santander Investment Securities Inc., Societe
Generale, Banca IMI S.p.A.,
		BNP Paribas Securities Corp., Citigroup Global
Markets Inc.,
		HSBC Securities (USA) Inc., ING Financial Markets
LLC,
		Mizuho Securities USA Inc., Rabo Securities USA,
Inc., RBS Securities Inc.,
		SMBC Nikko Capital Markets Ltd, TD Securities
(USA) LLC,
		 UniCredit Capital Markets LLC, Wells Fargo
Securities, LLC, ANZ Securities, Inc.,
		BNY Mellon Capital Markets, LLC, Commerz
Markets LLC

9	Security acquired from: 	Merrill Lynch Pierce Fenner
& Smith Incorporated US

10	These transactions are reported to the Board of Trustees
quarterly,
	and executed pursuant to the provisions of Rule 10f-3 under the
1940
	Act and the Trusts procedures thereunder the Rule 10f-3
Procedures
	was effected in compliance with the Rule 10f-3 Procedures.



1	Name of Fund: 	AAM Select Income Fund

2	Name of Security: 	Welltower 4.25%, 4/1/26

3	Purchase Price per Unit:	$99.227

4	Date and Time of Purchase: 	2/23/2016

5	Commission, Spread or Profit: 	0.650%

6	Amount of Securities Purchased: 	$228,222

7	Name of Managing Underwriter:	BNY Mellon Capital Markets
LLC

8	Names of Underwriting syndicate members: 	UBS Securities
LLC, Wells Fargo Securities, LLC,
		Credit Agricole Securities (USA) Inc., J.P. Morgan
Securities LLC,
		KeyBanc Capital Markets Inc., Barclays Capital Inc., Citigroup Global Markets Inc.,
		Deutsche Bank Securities Inc., Goldman, Sachs &
Co.,
		Merrill Lynch, Pierce, Fenner & Smith Inc., Morgan
Stanley & Co. LLC,
		BB&T Capital Markets, BBVA Securities Inc., BNY
Mellon Capital Markets, LLC,
		The Hungtington Investment Company, Loop
Capital Markerts LLC,
		Mitsubishi UFJ Securities (USA), Inc., PNC Capital
Markets LLC

9	Security acquired from: 	Wells Fargo Securities

10	These transactions are reported to the Board of Trustees
quarterly,
	and executed pursuant to the provisions of Rule 10f-3 under the
1940
	Act and the Trusts procedures thereunder the Rule 10f-3
Procedures
	was effected in compliance with the Rule 10f-3 Procedures.



1	Name of Fund: 	AAM Select Income Fund

2	Name of Security: 	Exelon Corp., 3.4%, 4/15/26

3	Purchase Price per Unit:	$99.940

4	Date and Time of Purchase: 	4/4/2016

5	Commission, Spread or Profit: 	0.650%

6	Amount of Securities Purchased: 	$72,956

7	Name of Managing Underwriter:	BNY Mellon Capital Markets
LLC

8	Names of Underwriting syndicate members: 	Barclays Capital
Inc, Goldman, Sachs & Co., J.P. Morgan Securities LLC,
		Scotia Capital, (USA) Inc., Credit Suisse Securities
(USA), Inc.,
		RBC Capital Markets LLC, TD Securities (USA),
LLC,
		BNY Mellon Capital Markets, LLC, Lebenthal &
Co., LLC,
		Mischler Financial Group, Inc., Samuel A. Ramirez
& Company, Inc.,
		The Williams Group, L.P.

9	Security acquired from: 	Barclays Capital

10	These transactions are reported to the Board of Trustees
quarterly,
	and executed pursuant to the provisions of Rule 10f-3 under the
1940
	Act and the Trusts procedures thereunder the Rule 10f-3
Procedures
	was effected in compliance with the Rule 10f-3 Procedures.